                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Kathleen Ives and Mitchell  Lindauer and each of them,  his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for him and in his capacity as Trustee/Manager and/or officer of OFI Tremont Core  Strategies  Hedge Fund,  OFI Tremont Market Neutral Hedge
Fund,   Oppenheimer    International    Large-Cap   Core   Fund,   Oppenheimer
International Value Fund,  Oppenheimer Limited Term California Municipal Fund,
Oppenheimer  Portfolio  Series,  Oppenheimer  Real  Estate  Fund,  Oppenheimer
Select Value Fund,  Oppenheimer  Total Return Bond Fund,  Oppenheimer  Tremont
Market Neutral Fund LLC, and  Oppenheimer  Tremont  Opportunity  Fund LLC (the
"Funds"),  to  sign  on  his  behalf  any  and  all  Registration   Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and  Forms 3, 4, and 5, and to file the same,  with all  exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of December, 2004.

/s/ Ronald J. Abdow
-------------------
Ronald J. Abdow

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Kathleen Ives and Mitchell  Lindauer and each of them,  his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for him and in his capacity as Trustee/Manager and/or officer of OFI Tremont Core  Strategies  Hedge Fund,  OFI Tremont Market Neutral Hedge
Fund,   Oppenheimer    International    Large-Cap   Core   Fund,   Oppenheimer
International Value Fund,  Oppenheimer Limited Term California Municipal Fund,
Oppenheimer  Portfolio  Series,  Oppenheimer  Real  Estate  Fund,  Oppenheimer
Select Value Fund,  Oppenheimer  Total Return Bond Fund,  Oppenheimer  Tremont
Market Neutral Fund LLC, and  Oppenheimer  Tremont  Opportunity  Fund LLC (the
"Funds"),  to  sign  on  his  behalf  any  and  all  Registration   Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and  Forms 3, 4, and 5, and to file the same,  with all  exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of December, 2004.

/s/ Eustic Walcott
------------------
Eustis Walcott

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Kathleen Ives and Mitchell  Lindauer and each of them,  his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for him and in his capacity as Trustee/Manager and/or officer of OFI Tremont Core  Strategies  Hedge Fund,  OFI Tremont Market Neutral Hedge
Fund,   Oppenheimer    International    Large-Cap   Core   Fund,   Oppenheimer
International Value Fund,  Oppenheimer Limited Term California Municipal Fund,
Oppenheimer  Portfolio  Series,  Oppenheimer  Real  Estate  Fund,  Oppenheimer
Select Value Fund,  Oppenheimer  Total Return Bond Fund,  Oppenheimer  Tremont
Market Neutral Fund LLC, and  Oppenheimer  Tremont  Opportunity  Fund LLC (the
"Funds"),  to  sign  on  his  behalf  any  and  all  Registration   Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and  Forms 3, 4, and 5, and to file the same,  with all  exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of December , 2004.

/s/ Joseph M. Wikler
--------------------
Joseph M. Wikler

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS,  that the undersigned constitutes and appoints
Kathleen  Ives and  Mitchell  Lindauer  and each of them,  his true and lawful
attorneys-in-fact   and   agents,   with  full  power  of   substitution   and
resubstitution,  for him and in his capacity as Trustee/Manager and/or officer of OFI Tremont Core  Strategies  Hedge Fund,  OFI Tremont Market Neutral Hedge
Fund,   Oppenheimer    International    Large-Cap   Core   Fund,   Oppenheimer
International Value Fund,  Oppenheimer Limited Term California Municipal Fund,
Oppenheimer  Portfolio  Series,  Oppenheimer  Real  Estate  Fund,  Oppenheimer
Select Value Fund,  Oppenheimer  Total Return Bond Fund,  Oppenheimer  Tremont
Market Neutral Fund LLC, and  Oppenheimer  Tremont  Opportunity  Fund LLC (the
"Funds"),  to  sign  on  his  behalf  any  and  all  Registration   Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and  Forms 3, 4, and 5, and to file the same,  with all  exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of December, 2004.

/s/ Peter I. Wold
-----------------
Peter I. Wold

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Kathleen Ives and Mitchell  Lindauer and each of them,  his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for him and in his capacity as Trustee/Manager and/or officer of OFI Tremont Core  Strategies  Hedge Fund,  OFI Tremont Market Neutral Hedge
Fund,   Oppenheimer    International    Large-Cap   Core   Fund,   Oppenheimer
International Value Fund,  Oppenheimer Limited Term California Municipal Fund,
Oppenheimer  Portfolio  Series,  Oppenheimer  Real  Estate  Fund,  Oppenheimer
Select Value Fund,  Oppenheimer  Total Return Bond Fund,  Oppenheimer  Tremont
Market Neutral Fund LLC, and  Oppenheimer  Tremont  Opportunity  Fund LLC (the
"Funds"),  to  sign  on  his  behalf  any  and  all  Registration   Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and  Forms 3, 4, and 5, and to file the same,  with all  exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of December, 2004.

/s/ John V. Murphy
------------------
John V. Murphy

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Kathleen Ives and Mitchell  Lindauer and each of them,  his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for him and in his capacity as Trustee/Manager and/or officer of OFI Tremont Core  Strategies  Hedge Fund,  OFI Tremont Market Neutral Hedge
Fund,   Oppenheimer    International    Large-Cap   Core   Fund,   Oppenheimer
International Value Fund,  Oppenheimer Limited Term California Municipal Fund,
Oppenheimer  Portfolio  Series,  Oppenheimer  Real  Estate  Fund,  Oppenheimer
Select Value Fund,  Oppenheimer  Total Return Bond Fund,  Oppenheimer  Tremont
Market Neutral Fund LLC, and  Oppenheimer  Tremont  Opportunity  Fund LLC (the
"Funds"),  to  sign  on  his  behalf  any  and  all  Registration   Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and  Forms 3, 4, and 5, and to file the same,  with all  exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of December, 2004.

/s/ Brian Wixted
----------------
Brian Wixted